UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 14, 2022

W&T Offshore, Inc.
(Exact name of registrant as specified in its charter)

1-32414
(Commission File Number)
Texas		72-1121985
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

5718 Westheimer Road, Suite 700 Houston, Texas 77057
(Address of Principal Executive Offices)

713.626.8525
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On June 15, 2022, W&T Offshore, Inc. (the “Company”) issued a press release announcing the appointment of Jonathan Curth to Executive Vice President, General Counsel and Corporate Secretary. A copy of that press release is furnished as Exhibit 99.1 of this Current Report on Form 8-K.

Item 8.01	Other Events

On June 15, 2022, the Company announced the appointment of Mr. Curth to Executive Vice President, General Counsel and Corporate Secretary, effective June 14, 2022.

Prior to joining W&T, Mr. Curth most recently served as Executive Vice President, General Counsel, Compliance Officer and Corporate Secretary for Vine Energy, Inc. (now Chesapeake Energy Corp.). His prior experience also includes Interim President & CEO, General Counsel, Chief Compliance Officer, Corporate Secretary and Executive Vice President of Land of Vanguard Natural Resources, Inc. (now Grizzly Energy, LLC) and Assistant General Counsel at Newfield Exploration Company (now Ovintiv Inc.). He also previously worked at Willkie Farr & Gallagher LLP where he was Senior Counsel and at Baker & McKenzie LLP. Mr. Curth is Board Certified in Oil, Gas and Mineral Law by the Texas Board of Legal Specialization and has 15 years of experience in oil and gas as an attorney with a focus on domestic and international transactions, including acquisitions, divestitures, joint ventures, securities regulations, corporate financing, restructuring transactions, and Environmental, Social and Governance (“ESG”) matters. Mr. Curth received a BA degree from Baylor University and a Juris Doctor degree from The University of Texas School of Law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated June 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: June 15, 2022	By:	/s/ Janet Yang
	Name:	Janet Yang
	Title:	Executive Vice President and Chief Financial Officer